Non-Controlling Interest	12 Months Ended
Dec. 31, 2012
Noncontrolling Interest [Abstract]
Non-Controlling Interest

NOTE 11 – NON–CONTROLLING INTEREST

On November 2, 2012, the board of Pacific Gold Corp. agreed to a dividend of up to 5,000,000 of the shares of Pacific Metals Corp. One share of Pacific Metals Corp. was distributed as a dividend to shareholders of the Company for every 420 shares of Pacific Gold Corp. owned by shareholders of record as of November 1, 2012. As a result of the stock dividend, Pacific Metals Corp. is no longer a wholly owned subsidiary of the Company. The Company now holds a controlling interest of 75.6% in Pacific Metals Corp.